Exhibit 10.1

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT, dated as of April 23, 2014 (the “Amendment”) is made pursuant to that certain Third Amended and Restated Loan Agreement dated as of February 17, 2012 (as amended, modified or supplemented from time to time, the “Agreement”), among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), JARDEN CORPORATION, a Delaware corporation, as Servicer (the “Servicer”), SUNTRUST BANK, a Georgia banking corporation (together with its successors and permitted assigns, “SunTrust Bank”), as a Lender, PNC BANK, NATIONAL ASSOCIATION, a national banking association, (together with its successors and permitted assigns, “PNC”), as a Lender, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and permitted assigns, “Wells Fargo” and, together with SunTrust Bank and PNC, the “Lenders” and each individually a “Lender”), as a Lender, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as agent and administrator for the Lenders (the “Administrator”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Servicer, the Administrator and the Lenders have previously entered into and are currently party to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Agreement shall be and hereby is amended as follows:

2.1. The following defined terms appearing in Section 1.1 of the Agreement are hereby amended and restated in their respective entireties to read as follows:

“LIBOR Rate” means (a) initially, for any day during the applicable Interest Period, the one-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time on that service or such other service as may be nominated by the ICE Benchmark Administration (“ICE”) (or the successor thereto if ICE is no longer making the London Interbank Offered Rate available, as the information vendor for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars) as of 11:00 a.m. (London time) for such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrator from another recognized source for London interbank quotation), in each case, changing when and as such rate changes (the “One-Month LIBOR Rate”), or (b) solely to the extent that the Borrower provides written notice to the Lenders at least two Business Days prior to the first day of an Interest Period in accordance with Section 3.3, for any day during the applicable Interest Period, the three-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR03 Page or any other page that may replace such page from time to time on that service or such other service as may be nominated by ICE (or the successor thereto if ICE is no longer making the London Interbank Offered Rate available) as the information vendor for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) for such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrator from another recognized source for London interbank quotation), in each case, changing when and as such rate changes (the “Three-Month LIBOR Rate”); provided that the Borrower may not convert any LIBOR Loan accruing interest at the Three-Month LIBOR Rate to a LIBOR Loan accruing interest at the One-Month LIBOR Rate until such LIBOR Loan shall have been accruing interest at the Three-Month LIBOR Rate for three Interest Periods.

“Receivable” means all indebtedness and other obligations owed to an Originator at the times it arises, and before giving effect to any transfer or conveyance under the Receivables Contribution and Sale Agreement (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising from the sale of goods or the provision of services by such Originator and further includes, without limitation, the applicable Obligor’s obligation to pay any Finance Charges, freight charges and other obligations of such Obligor with respect thereto; provided, however, that notwithstanding the foregoing, in no event shall the term “Receivable” include any Excluded Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the Obligor or applicable

Originator treats such indebtedness, rights or obligations as a separate payment obligation.

2.2. The following new Section 5.5 is hereby added to Article V of the Agreement in the appropriate numerical sequence:

Section 5.5. Excluded Receivables. Each of the Secured Parties hereby authorizes the Administrator, and the Administrator, hereby agrees, promptly upon written request from the Borrower to execute and deliver to the Borrower such UCC termination statements or other documents as may be necessary as reasonably determined by Borrower to terminate, on behalf of itself and the Secured Parties, the security interest in and Adverse Claim upon any Excluded Receivable held by the Administrator, for the benefit of the Secured Parties, all at the Borrower’s expense.

Section 3. Conditions to Amendment.

3.1. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a) The Borrower, the Servicer, the Administrator, and each Lender shall have executed and delivered this Amendment.

(b) The Administrator shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.

(c) The Administrator shall have received a duly executed certificate of an Authorized Officer of Jarden that no Termination Event or Unmatured Termination Event exists and is continuing.

(d) The Administrator shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrator may reasonably request.

Section 4. Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Agreement as amended hereby.

Section 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Third Amended and Restated Loan Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

JARDEN RECEIVABLES, LLC, as Borrower

By:	Sunbeam Products, Inc. Its: manager and sole member

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Vice President

JARDEN CORPORATION, as Servicer

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President — Administration, General Counsel and Secretary

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

SUNTRUST ROBINSON HUMPHREY, INC., as Administrator

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	Director

SUNTRUST BANK, as Lender

By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender and as Issuing Lender

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR

The undersigned, Jarden Corporation, heretofore executed and delivered to the Administrator a Performance Undertaking dated August 24, 2006. The undersigned hereby acknowledges and consents to (i) Amendment No. 2 to Third Amended and Restated Loan Agreement and (ii) Amendment No. 2 to Second Amended and Restated Receivables Contribution and Sale Agreement, each dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Agreement or any of the Loan Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrator and the Lenders are relying on the assurances provided herein in entering into the Amendment set forth above and maintaining credit outstanding to the Borrower.

Dated as of April 23, 2014.

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President — Administration, General Counsel and Secretary